Exhibit 10.1
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
     This Second Amendment to Second Amended and Restated Loan and Security Agreement (the “Second Amendment”) is made as of February 11, 2009 by and among
     National City Business Credit, Inc., an Ohio corporation with offices at 2300 Crown Colony Drive, Suite 202, Quincy, Massachusetts 02169, as administrative agent (in such capacity, herein the “Administrative Agent”), for the ratable benefit of the “Revolving Credit Lenders”, who are, at present, those financial institutions identified on the signature pages of this Agreement and who in the future are those Persons (if any) who become “Revolving Credit Lenders” in accordance with the provisions of the Loan Agreement (as defined herein);
     National City Business Credit, Inc., as Collateral Agent (in such capacity, herein the “Collateral Agent”), for the ratable benefit of the Revolving Credit Lenders;
     Wells Fargo Retail Finance, LLC and Wachovia Capital Finance Corporation (Central), as Co-Documentation Agents;
     and
     The Revolving Credit Lenders;
     and
Filene’s Basement, Inc. (the “Borrower”), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224-3751;
in consideration of the mutual covenants contained herein and benefits to be derived herefrom,
W I T N E S S E T H:
A.	Reference is hereby made to that certain Second Amended and Restated Loan and Security Agreement dated as of January 23, 2008, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of September 18, 2008 (the “Loan Agreement”) among (i) the Borrower, (ii) the Revolving Credit Lenders, (iii) the Administrative Agent, (iv) the Collateral Agent, and (v) the Co-Documentation Agents.

B.	The Borrower has requested that the Administrative Agent and the Revolving Credit Lenders agree to permit a last out participation in the Revolving Credit Loans by the Parent, and in connection therewith have requested that the Administrative Agent and the Revolving Credit Lenders

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agree to amend the definition of Availability to account for the amounts to be funded through the participation of the Parent.

C.	The Administrative Agent and the Revolving Credit Lenders have agreed to modify certain provisions of the Loan Agreement as provided herein.
          Accordingly, the parties hereto agree as follows:
1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

2.	Amendment to Loan Agreement. Section (i)(B) of the definition of “Gross Availability” set forth in Article 1 of Loan Agreement is hereby amended to read as follows:
(B)	The Tranche A-1 Borrowing Base plus the Permitted OverAdvance (or if the Tranche A-1 Commitments have been terminated, the Tranche A Borrowing Base plus the Permitted OverAdvance)
3.	Amendment to Loan Agreement. Article 1 of Loan Agreement is hereby amended by adding the following definition in alphabetical order therein:
“Permitted OverAdvance": Initially $7,500,000.00, reduced by the amount funded as a Participation by the Parent and disbursed by the Agent (as defined in the Participation Agreement) in accordance with the terms of a certain Last Out Participation Agreement dated as of February 11, 2009 entered into between the Parent and National City Business Credit, Inc., as Administrative Agent and Collateral Agent (the “Participation Agreement”).
4.	Ratification. Each of the Loan Parties hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants set forth in the Loan Agreement and the other Loan Documents as of the date hereof. Except as expressly modified herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect.

5.	Conditions Precedent to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Administrative Agent:
a.	This Second Amendment shall have been duly executed and delivered by the Majority Lenders and the other parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Majority Lenders.

b.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Second Amendment and all other documentation, instruments, and agreements to be executed

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in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

c.	All costs and expenses incurred by the Agent in connection with the preparation and negotiation of this Second Amendment and related documents (including the fees and expenses of counsel to the Agent), shall have been paid in full.
6.	Miscellaneous.
a.	This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, and all of which together shall constitute one instrument.

b.	This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

c.	Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

d.	The Loan Parties shall pay on demand all costs and expenses of the Agent, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

e.	This Second Amendment and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of State of Ohio.
[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the day and year first above written.

FILENE’S BASEMENT, INC., as Borrower

By:

Name:	James McGrady
Title:	Executive Vice President, Chief
Financial Officer, Treasurer and
Secretary
Signature Page to Second Amendment to
Second Amended and Restated Loan and Security Agreement

NATIONAL CITY BUSINESS CREDIT, INC., as Administrative Agent, Collateral Agent and Revolving Credit Lender

By:

Name:

Title:

Signature Page to Second Amendment to
Second Amended and Restated Loan and Security Agreement

WELLS FARGO RETAIL FINANCE, LLC, as a Co-Documentation Agent and a Revolving Credit Lender

By:

Name:

Title:

Signature Page to Second Amendment to
Second Amended and Restated Loan and Security Agreement

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL), as a Co- Documentation Agent and a Revolving Credit Lender

By:

Name:

Title:

Signature Page to Second Amendment to
Second Amended and Restated Loan and Security Agreement

The foregoing is acknowledged and agreed:

RETAIL VENTURES, INC.

By:

Name:	James McGrady
Title:	Executive Vice President, Chief
Financial Officer, Treasurer and
Secretary

RETAIL VENTURES LICENSING, INC.

By:

Name:	James McGrady
Title:	Executive Vice President, Chief
Financial Officer, Treasurer and
Secretary

RETAIL VENTURES IMPORTS, INC.

By:

Name:	James McGrady
Title:	Executive Vice President, Chief
Financial Officer, Treasurer and
Secretary

RETAIL VENTURES SERVICES, INC.

By:

Name:	James McGrady
Title:	Executive Vice President, Chief
Financial Officer, Treasurer and
Secretary
Acknowledgement Page to Second Amendment to
Second Amended and Restated Loan and Security Agreement